Exhibit 99.1

Aifeex Nexus Acquisition Corporation Issues Statement on Unauthorized Use of its Name by Parties Unaffiliated with the Company

Wilmington, DE, April 14, 2025 (GLOBE NEWSWIRE) -- The following statement has been released by Aifeex Nexus Acquisition Corporation (Nasdaq: AIFEU, f/k/a Shepherd Ave Capital Acquisition Corporation) (the “Company”), a special purpose acquisition company:

It has come to the Company’s attention that unauthorized entities or individuals have issued social media posts and posted claims on websites suggesting that the Company has been acquired or is otherwise affiliated with other companies, has chosen a target to complete its business combination, or has completed the combination. These actors are capitalizing on a similarity in the Company’s name to the name of other entities.

The Company wishes to make clear that the parties who made those statements are not (and have never been) affiliated with the Company in any capacity. The Company remains an independent and publicly traded company that is listed on Nasdaq. No other company owns, controls, or is affiliated with the Company unless formally disclosed through appropriate regulatory filings.

The Company also wishes to make clear that it is searching for a suitable target to complete its business combination. It has not identified a specific target or entered into any binding letter of intent or definitive agreement with any target.

We take the integrity of our brand, our communications, and our relationships with shareholders and partners very seriously. Out of an abundance of caution, we have taken steps to assess the situation thoroughly and are engaging legal counsel to evaluate appropriate actions.

We advise our stakeholders, partners, and the public to refer only to official communications from the Company and verified sources. The Company does not conduct any public solicitation regarding investment, fundraising or business combination opportunities through any print, online, social media, or other public platforms. The Company does not permit the use of our names, logos, or marks to any investment platforms or third parties and reserves the right to take all appropriate steps to protect its legal rights and reputation.

If you are considering purchasing securities in the Company, you may wish to consider consulting your broker or obtaining professional investment advice from a qualified investment advisor. If you have been targeted in a scheme such as the ones described above, please contact your local law enforcement office or local securities regulator.

No Offer or Solicitation

This press release shall not constitute an offer to sell or a solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Forward-Looking Statements

This press release includes forward-looking statements that involve risks and uncertainties. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. The Company expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with respect thereto or any change in events, conditions, or circumstances on which any statement is based. No assurance can be given that the offering discussed above will be completed on the terms described, or at all. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the Risk Factors section of the Registration Statement and related preliminary prospectus filed in connection with the initial public offering with the SEC. Copies are available on the SEC’s website, www.sec.gov.

Company contact:

pr@shepherdavecapital.com